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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Revised Definitive Proxy Statement)

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
DIAL THRU INTERNATIONAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

[LOGO]

April 3, 2002

Dear Dial Thru International Corporation Stockholder:

I am pleased to invite you to Dial Thru International Corporation's Annual Meeting of Stockholders. The meeting will be held at 10:00 a.m., Los Angeles time, on Monday, May 6, 2002 at the Wilshire Grand Hotel, 930 Wilshire Boulevard, Los Angeles, CA 90017.

At the meeting, you and the other stockholders will be asked to (1) elect six directors to our Board of Directors, (2) ratify the appointment of Arthur Andersen LLP as our independent auditors for the current fiscal year, (3) approve our 2002 Equity Incentive Plan, and (4) transact such other business as may properly come before the meeting or any adjournment thereof. You will also have the opportunity to hear what has happened in our business in the past year and to ask questions. You will find other detailed information about us and our operations, including our audited financial statements, in the enclosed Annual Report.

We hope you can join us on May 6, 2002 and vote in person. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, if you will not be able to attend the meeting, please mark your votes on the enclosed proxy, sign and date the proxy, and return it to us in the enclosed envelope. Your vote is important, so please return your proxy promptly.

Please note that your vote is very important to us. A minimum number of shares must be represented at the meeting, in person or by proxy, to obtain the requisite quorum and proceed with the meeting. Therefore, we urge you to attend the annual meeting in person, but if you are not able to attend, we request that you complete the attached proxy and return it to us prior to the meeting. We value our stockholders and look forward to your participation.

Yours truly,

/s/ JOHN JENKINS John Jenkins Chairman and Chief Executive Officer

DIAL THRU INTERNATIONAL CORPORATION
700 SOUTH FLOWER, SUITE 2950
LOS ANGELES, CALIFORNIA 90017

NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 6, 2002

To the Stockholders of Dial Thru International Corporation:

NOTICE IS HEREBY given that the 2002 Annual Meeting of Stockholders of Dial Thru International Corporation will be held at the Wilshire Grand Hotel, 930 Wilshire Boulevard, Los Angeles, CA 90017 on Monday, May 6, 2002 at 10:00 a.m., Los Angeles time, for the following purposes:

1.
To elect 6 Directors to serve until the 2003 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.
To consider and act upon a proposal to ratify the selection of Arthur Andersen LLP to serve as independent auditors for our current fiscal year;

3.
To approve the Dial Thru International Corporation 2002 Equity Incentive Plan; and

4.
To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 28, 2002 as the record date for the determination of Stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

A list of our stockholders entitled to notice of and to vote at the meeting will be available for examination at the meeting and during ordinary business hours at our principal offices at the address set forth above for ten days prior to the meeting.

You are cordially invited to attend the meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT IF YOU DO NOT PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

/s/ ALLEN SCIARILLO Allen Sciarillo SECRETARY

April 3, 2002

DIAL THRU INTERNATIONAL CORPORATION
700 SOUTH FLOWER, SUITE 2950
LOS ANGELES, CALIFORNIA 90017

PROXY STATEMENT
2002 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MONDAY MAY 6, 2002

SOLICITATION AND REVOCATION OF PROXIES

This Proxy Statement and the accompanying proxy are solicited on behalf of the Board of Directors of Dial Thru International Corporation, formerly known as ARDIS Telecom & Technologies, Inc., successor by merger to Canmax Inc. ("we" and the "Company"). The proxies will be voted at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 6, 2002, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournment(s) of the Annual Meeting. This Proxy Statement, the accompanying proxy and our annual report to security holders for the year ended October 31, 2001 will first be sent to our stockholders on or about April 5, 2002.

All properly completed proxies received prior to the Annual Meeting and not revoked will be voted in accordance with your instructions. IF NO SUCH INSTRUCTIONS ARE MADE, THEN PROXIES WILL BE VOTED:

  •
  FOR THE ELECTION OF THE NOMINEES UNDER THE CAPTION ELECTION OF DIRECTORS;

  •
  FOR THE RATIFICATION OF OUR SELECTION OF ARTHUR ANDERSEN LLP TO SERVE AS OUR INDEPENDENT AUDITORS DURING THE CURRENT FISCAL YEAR; AND

  •
  FOR THE APPROVAL OF OUR 2002 EQUITY INCENTIVE PLAN.

If any other matters come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

We encourage the personal attendance of our stockholders at the Annual Meeting. The execution of the accompanying proxy will not affect a stockholder's right to attend the Annual Meeting and to vote in person.

        Proxies may be revoked if you:

  •
  Deliver a signed, written revocation letter, dated any time before the proxy is voted, to Mr. Allen Sciarillo, Secretary, Dial Thru International Corporation, at our principal executive offices, 700 South Flower, Suite 2950, Los Angeles, California; or

  •
  Sign and deliver a proxy, dated later than any previously delivered proxy to the above address; or

  •
  Attend the meeting and vote in person. Attending the Annual Meeting alone will not revoke your proxy. A revocation letter or a later-dated proxy will not be effective until received by us at or prior to the Annual Meeting.

In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees, we may solicit the return of proxies by personal interview, mail, telephone, facsimile and/or through the Internet. These persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. We will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares. We will reimburse such persons and the transfer agent for their reasonable out-of- pocket expenses in forwarding such materials. We will bear the cost of the solicitation.

Our annual report to security holders covering our fiscal year ended October 31, 2001 (the "Annual Report"), including audited financial statements, is enclosed herewith. The Annual Report does not form any part of the materials for the solicitation of proxies.

VOTING SECURITIES AND QUORUM

Only stockholders of record at the close of business on March 28, 2002 will be entitled to notice of and to vote at the Annual Meeting. On March 28, 2002 we had issued and outstanding 13,808,494 shares of its common stock, $.001 par value per share (the "Common Stock"), which is the only class of its capital stock outstanding. Each share of Common Stock is entitled to one vote on each matter presented to the stockholders. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.

Abstentions and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in the tabulations of votes cast on proposals presented to the stockholders, while broker non-votes are not counted for purposes of determining whether a proposal has been approved. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Assuming the presence of a quorum, the affirmative vote of the holders on the record date of a plurality of the shares of Common Stock outstanding, represented in person or by proxy at the Annual Meeting, is required to elect our directors. Stockholders may not cumulate their votes in the election of directors. All matters other than the election of directors submitted for a vote at the Annual Meeting will be decided by a majority of the votes cast on the matter, provided that a quorum exists, except as otherwise provided by law or in our Certificate of Incorporation or Bylaws. Stockholders who fail to return a proxy or attend the Annual Meeting will not count towards determining any required plurality, majority or quorum.

PROPOSAL ONE: ELECTION OF DIRECTORS

Six directors are to be elected at the Meeting, to serve until our next annual meeting of stockholders and until their respective successors are elected and qualified, or until their earlier resignation or removal. Four of the nominees listed below currently serve as our directors and were elected to our Board of Directors at our 2001 Annual Meeting of Stockholders. Unless authority to vote for one or more nominees is withheld, the enclosed proxy will be voted FOR the election of all of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

The following table sets forth certain information regarding our existing executive officers and directors and persons who have been nominated to be our directors.

Name	Age	Position with the Company
John Jenkins	40	Chairman, Chief Executive Officer, President and Director
Allen Sciarillo	37	Executive Vice President, Chief Financial Officer and Secretary, Director — Nominee
Lawrence Vierra	56	Executive Vice President and Director
Robert M. Fidler	62	Director
Nick DeMare	46	Director
David Hess	40	Director — Nominee

JOHN JENKINS has served as our Chairman of the Board and Chief Executive Officer since October 2001. Mr. Jenkins was our President and a director from December 1999 to October 2001. Mr. Jenkins has also served as the President of Dial Thru.com, Inc., one of our subsidiaries, since November 1999. In May of 1997, Mr. Jenkins founded Dial Thru International Corporation, a California corporation now known as DTI LIQ-CO, Inc. (subsequently dissolved in November 2000), and served as its President and Chief Executive Officer until joining us in November 1999. Prior to 1997, Mr. Jenkins served as the President and Chief Financial Officer for Golden Line Technology, a French telecommunications company. Prior to entering the telecommunications industry, Mr. Jenkins owned and operated several software, technology and real estate companies. Mr. Jenkins holds degrees in physics and business/economics.

ALLEN SCIARILLO has been our Chief Financial Officer since July 2001. From January to March 2001, Mr. Sciarillo was the Chief Financial Officer of Star Telecommunications, Inc., a global facilities-based telecommunications carrier. Prior to that time, from July 1999 Mr. Sciarillo served as Chief Financial Officer of InterPacket Networks until its acquisition by American Tower Corporation in December 2000. From October 1997 to June 1999, he served as Chief Financial Officer of RSL Com USA, a division of RSL Com Ltd., a global facilities-based telecommunications carrier. Prior to joining RSL, Mr. Sciarillo was Vice President and Controller of Hospitality Worldwide Services, Inc. from July 1996 to October 1997. Mr. Sciarillo began his career at Deloitte & Touche and is a Certified Public Accountant.

LAWRENCE VIERRA has served as our Executive Vice President and a Director since January 2000. From 1995 through 1999, Mr. Vierra served as the Executive Vice President of RSL COM U.S.A., Inc., an international telecommunications company, where Mr. Vierra was primarily responsible for international sales. From 1987 through 1995, Mr. Vierra was a Vice President with GTE Corporation, a telecommunications company, with primary responsibilities for sales and marketing. Prior to 1987, Mr. Vierra held senior executive positions in international sales, marketing and business development with various companies such as ITC, Sprint Corporation and Charles Schwab. Mr. Vierra has also served on the board of directors and executive committees of various telecommunications companies. Mr. Vierra has extensive knowledge and experience in the international sales and marketing of telecommunications products and services. Mr. Vierra holds degrees in marketing and business administration.

ROBERT M. FIDLER has served as one of our directors since November 1994. Mr. Fidler joined Atlantic Richfield Company (ARCO) in 1960, was a member of ARCO's executive management team from 1976 to 1994 and was ARCO's manager of New Marketing Programs from 1985 until his retirement in 1994. Mr. Fidler has extensive knowledge and experience in managing retail petroleum operations.

NICK DEMARE has served as one of our directors since January 1991. Since May 1991, Mr. DeMare has been the President and Chief Financial Officer of Chase Management Ltd., where his overall responsibility includes providing a broad range of administrative, management and financial services to private and public companies with varied interests in mineral exploration and development, precious and base metals production, oil and gas, venture capital and computer software. Mr. DeMare has served and continues to serve on the boards of a number of Canadian public companies. Mr. DeMare also serves on the board of directors of North Lily Mining Co., a mining company, and LEK International, Inc., an oil and gas company. Mr. DeMare is a Chartered Accountant (Canada).

DAVID HESS is the Chief Executive Officer and President, North America of Telia International Carrier, Inc. Prior to joining Telia, Mr. Hess served as the Chief Executive Officer and as a Director of Rapid Link Incorporated from August 2000 through September 2001. On March 13, 2001, Rapid Link Incorporated filed for Chapter 11 bankruptcy protection. Before joining Rapid Link, Mr. Hess served as Chief Executive Officer of Long Distance International (LDI) from January 1999 until its acquisition by World Access. Mr. Hess also served as President and Chief Operating Officer of TotalTel USA. Mr. Hess was also employed in senior management positions with West Coast Communications, Sprint, United Telephone Systems, and MCI. Mr. Hess received a BA in Communications with a Minor in Marketing from Bowling Green State University.

Meetings of the Board of Directors

The Board of Directors held one meeting during the fiscal year ended October 31, 2001. The Board of Directors has two standing committees: an Audit Committee and a Compensation Committee. There is no standing nominating committee. Each of the directors attended the meeting of the Board of Directors and all meetings of any committee on which such director served.

Committees of the Board of Directors

During our 2001 fiscal year, our Audit Committee consisted of Nick DeMare and Robert M. Fidler.

The Audit Committee makes recommendations to the Board of Directors or management concerning the engagement of our independent public accountants and matters relating to our financial statements, our accounting principles and our system of internal accounting controls. The Audit Committee also reports its recommendations to the Board of Directors as to the approval of our financial statements. The Audit Committee held one meeting during the fiscal year ended October 31, 2001.

During our 2001 fiscal year, our Compensation Committee consisted of Nick DeMare and Robert M. Fidler. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is also responsible for administration of our stock option and executive incentive compensation plans. The Compensation Committee held no meetings during the fiscal year ended October 31, 2001.

Compensation of Directors

Each director who is not one of our officers receives a fee of $1,500 for each Board meeting attended. Directors are not compensated for attending committee meetings. Further, all directors participate in our Stock Option Plan and are awarded non-qualified stock options for 5,000 shares of Common Stock annually for service on the Board of Directors. As of February 1, 2002 such shares have not yet been issued.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table sets forth certain information as of March 22, 2002, concerning those persons known to us, based on information obtained from such persons, our records and schedules required to be filed with the Securities and Exchange Commission and delivered to us, with respect to the beneficial ownership of our Common Stock by (i) each stockholder known by us to own beneficially 5% or more of such outstanding Common Stock, (ii) each of our current directors and each nominee for election as a director, (iii) each Executive Officer listed in the Summary Compensation Table below (the "Named Executive Officers") and (iv) all of our executive officers and directors as a group. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned. Effect has been given to shares reserved for issuance under outstanding stock options and warrants where indicated.

Name and address of Beneficial Owner	Nature of Beneficial Ownership		Percent of Class(1)
Dodge Jones Foundation 400 Pine Street, Suite 900 Abilene, Texas 79601	1,000,000		7.24%
Joseph E. Canon Dodge Jones Foundation P.O. Box 176 Abilene, Texas 79601	1,000,000	(2)	7.24%
John Jenkins 700 South Flower, Suite 2950 Los Angeles, CA 90017	2,259,238	(3)	16.36%
Lawrence Vierra 2353 Dolphin Court Henderson, NV 89014	339,167	(4)	2.46%
Nick DeMare Chase Management 1090 West Georgia Street, Suite 1305 Vancouver, BC V6E 3V7	25,280	(5)	0.18%
Robert M. Fidler 987 Laguna Road Pasadena, California 91105	44,000	(5)	0.32%
David Hess Telia International Carrier 10780 Parkridge Boulevard, Suite 300 Reston, VA 20191	0		0.0%
Roger Bryant 815 Cambridge Manor Lane Coppell, TX 75019	415,000	(6)	3.01%
Allen Sciarillo 700 South Flower, Suite 2950 Los Angeles, CA 90017	29,167	(7)	0.21%
All Executive Officers and Directors as a group (7 persons)	3,082,684		22.32%

(1)
Based upon 13,808,494 shares of Common Stock outstanding as of March 22, 2002.
(2)
Includes 1,000,000 shares held by Dodge Jones Foundation, of which Mr. Canon serves as the Executive Director. As such, Mr. Canon exercises voting power over all such shares.
(3)
Includes 509,238 shares of Common Stock which may be acquired through the exercise of warrants which are exercisable within 60 days of March 22, 2002 ("Vested Warrants").
(4)
Includes 339,167 Vested Warrants.
(5)
Includes 15,000 shares of Common Stock which may be acquired through the exercise of options which are exercisable within 60 days of March 22, 2002.
(6)
Includes 250,000 Vested Warrants.
(7)
Includes 29,167 Vested Warrants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In connection with the acquisition of Dial Thru International Corporation on November 2, 1999, we assumed a related party note payable to John Jenkins of approximately $400,000. The note bore interest at 6% per annum, and was payable in quarterly installments. The balance due at October 31, 2000 was $346,000 and was included in our financial statements as a current liability. During the fiscal year ended October 31, 2001, we borrowed an additional $1,502,401 from Mr. Jenkins, and used a majority of the proceeds for its acquisition of certain assets and executory contracts of Rapid Link Incorporated. The total balance due in October 2001 was approximately $1,847,000, of which $1,745,958 was transferred to a long-term convertible note. The remaining balance of approximately $102,493 at October 31, 2001 is included in our financial statements under Notes Payable to Shareholder.

In October 2001, we executed 10% convertible notes (the "Notes") with three of our executives, which provided financing of $1,945,958. The Notes were issued to John Jenkins, Chief Executive Officer, in the principal amount of $1,745,958, Allen Sciarillo, Chief Financial Officer, in the principal amount of $100,000, and Larry Vierra, Executive Vice President, in the principal amount of $100,000. The maturity date of each Note is October 24, 2003. Each Note is secured by all of our assets. Each Note is convertible into our common stock at the option of the holder at each of the six, twelve, eighteen and twenty-four month anniversary of the date of issuance of that Note. The conversion price is equal to the closing bid price of our common stock on the last trading day immediately preceding the conversion. We also issued to the holders of the Notes warrants to acquire an aggregate of 1,945,958 shares of common stock at an exercise price of $0.78 per share, which expire on October 24, 2003.

Compensation Committee Interlocks and Insider Participation

None of our executive officers or directors serves as a member of the Board of Directors or Compensation Committee of any other entity which has one or more executive officers serving as a member of our Board of Directors. During our fiscal year 2001 Messrs. DeMare and Fidler each served as a member of the Compensation Committee of our Board of Directors.

EXECUTIVE COMPENSATION

The following table summarizes the compensation we paid and our subsidiaries paid during the years ended October 31, 2001, 2000, and 1999 for services in all capacities to each of our chief executive officer and our other executive officers of whose total annual salary and bonus exceeded $100,000 during fiscal 2001.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus($)		Other Annual Compensation	Securities Underlying Options/ Warrants(#)		All Other Compensation
John Jenkins Chairman, CEO and Director	2001 2000 1999	108,833 175,950 —	— — —		— — —	700,000 — —		— 1,599 —	(1)
Larry Vierra Executive Vice President and Director	2001 2000 1999	104,167 — —	— — —		— — —	— — 300,000		— — —
Roger Bryant	2001 2000 1999	126,571 200,750 200,000	— — 82,066	(3)	— —	— — 300,000	(4)	— 4,115 5,860	(2) (5)

(1)
Includes compensation associated with supplemental long-term disability insurance and matching 401(k) plan contributions we paid.
(2)
Mr. Bryant resigned as the Chairman and Chief Executive Officer in October 2001. Includes compensation associated with supplemental long-term disability insurance and matching 401(k) plan contributions we paid.
(3)
Includes stock bonuses of 100,000 shares to Mr. Bryant, valued at $32,066, based upon the closing price of the Common Stock on the date preceding the grant.
(4)
Includes stock options to purchase 290,000 shares of Common Stock that were repriced to $0.40 per share on December 11, 1998.
(5)
Includes $3,230 of compensation associated with supplemental long-term disability insurance and $2,630 of matching 401(k) plan contributions we paid.

The following table sets forth information with respect to the number of options held at fiscal year end and the aggregate value of in-the-money options held at fiscal year end by each of the Named Executive Officers.

Option Grants in Last Fiscal Year

Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(1)
	Number of Securities Underlying Options/ SAR's Granted(#)	% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price($)	Expiration Date
					5%($)	10%($)
John Jenkins	700,000	36%	0.42	8/20/2006	81,227	179,490
Larry Vierra	—	—	—	—	—	—
Roger Bryant	—	—	—	—	—	—

(1)
Amounts represent hypothetical gains that could be achieved for the respective options and warrants if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission (the "SEC") and do not represent our estimate or projection of our future Common Stock prices. These amounts represent assumed rates of appreciation in the value of our Common Stock from the fair market value on the date of grant. Actual gains, if any, on stock option and warrant exercises are dependent on the future performance of our Common Stock. The amounts reflected in the table may not necessarily be achieved.

The following table sets forth information with respect to the number of options held at fiscal year end and the aggregate value of in-the-money options held at fiscal year end by each of the Named Executive Officers.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

			Number of Securities Underlying Unexercised Options at FY-END(#)		Value of Unexercised in-the-money Options FY-END(1)
Name	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable($)	Unexercisable($)
John Jenkins	—	—	—	700,000	—	196,000
Roger Bryant(2)	39,000	52,588	455,000	—	104,250	—
Larry Vierra(3)	—	—	200,000	100,000	—	—

(1)
Calculated by determining the difference between the fair market value of the Common Stock underlying the Options on October 31, 2001 ($0.70 per share) and the exercise price of such options.
(2)
Includes vested 1997 Performance Warrants to purchase 250,000 shares of Common Stock and 265,000 shares issuable under our stock option plan.
(3)
Included vested Warrants to purchase 300,000 shares of Common Stock.

Employment Agreements

We do not currently have employment agreements with any of our officers or employees.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is responsible for implementing, overseeing and administering the Company's overall compensation policy. The basic objectives of that policy are to (a) provide compensation levels that are fair and competitive with peer companies, (b) align pay with performance and (c) where appropriate, provide incentives which link executive and stockholder interests and long-term corporate objectives through the use of equity-based incentives. Overall, the compensation program is designed to attract, retain and motivate high quality and experienced employees at all levels. The principal elements of executive officer compensation are base pay, bonus and stock options, together with health benefits. The various aspects of the compensation program, as applied to the Company's Name Executive Officers, are outlined below.

Executive officer compensation is, in large part, determined by the individual officer's ability to achieve his or her performance objectives. Each of to the Company's Name Executive Officers participates in the development of an annual business strategy from which individual objectives are established and performance goals are measured periodically. Initially, the objectives are proposed by the particular officer involved. Those objectives are then determined by the Chief Executive Officer or, in the case of Mr. Jenkins's objectives, by the Board of Directors.

Base Pay

Initially, base pay was established at levels that were considered to be sufficient to attract experienced personnel but which would not exhaust available resources. As the Company grows, the compensation focus continues to emphasize other areas of compensation. Executive officers understand that their principal opportunities for substantial compensation lay not in enhanced base salary, but rather through appreciation in the value of previously granted stock options. Thus, base pay has not represented the most critical element of executive officer compensation.

Mr. Jenkins is currently negotiating an employment contract with the Company. Given Mr. Jenkins equity ownership in the Company, the Compensation Committee recognizes that the Chief Executive Officer's principal financial incentives are more directly related to the market price of the Company's Common Stock than to the dollar amount of cash compensation paid to him.

Mr. Jenkins, the Company's President and Chief Operating Officer through September 2001, was promoted to the position of CEO in October 2001. Mr. Jenkins base pay for fiscal 2001 was established at an amount considered below market in comparison to executive compensation levels for companies of similar size and maturity. The Compensation Committee established, and Mr. Jenkins accepted, below market compensation at the beginning of fiscal 2001, based on a variety of factors, including the performance of the Company, the ability of the Company to obtain funding to support its operational cash flow requirements, and a desire to save the Company the expense of compensation at market levels. The Compensation Committee set Mr. Jenkins salary at $100,000 per annum for fiscal 2001, compared to $175,950 for fiscal 2000.

Bonus

The Compensation Committee has determined that a cash incentive plan will be implemented when the Company is able to achieve positive operating results.

Stock Options

The Compensation Committee believes that a stock option plan provides capital accumulation opportunities to participants in a manner that fosters the alignment of the participants' interests and risks with the interests and risks of public stockholders. The Compensation Committee further believes that stock options can function to assure the continuing retention and loyalty of employees. Options that have been granted to the Name Executive Officers typically carry three-year vesting schedules. If these officers leave the Company's employ before their options are fully vested, they will lose a portion of the benefits that they might otherwise receive if they remain in the Company's employ for the entire vesting period. Stock option grants have been based upon amounts deemed necessary to attract qualified employees and amounts deemed necessary to retain such employees and to equitably reward high performance employees for their contributions to our development. For most of the Company's executive officers, stock options generally constitute the most substantial portion of the Company's compensation program.

The Compensation Committee believes that an appropriate compensation program can help in fostering competitive operations if the program reflects a suitable balance between providing appropriate awards to key employees while at the same time effectively controlling compensation costs, principally by establishing cash compensation at competitive levels and emphasizing supplemental compensation that correlates the performance of individuals, the Company and its Common Stock.

        This report has been furnished by the Compensation Committee of the Board of Directors.

                        Nick DeMare, Chairman
                        Robert M. Fidler

AUDIT COMMITTEE MATTERS

Audit Committee Charter

The Board has adopted an Audit Committee Charter which is attached to this Proxy Statement as Appendix A.

Independence of Audit Committee Members

The Common Stock is quoted on the OTC Bulletin Board and is governed by the standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace rules.

AUDIT COMMITTEE REPORT

In connection with the preparation and filing of our Annual Report on Form 10-K for the year ended October 31, 2001:

  (1)
  the Audit Committee reviewed and discussed the audited financial statements with our management;

  (2)
  the Audit Committee discussed with our independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61;

  (3)
  the Audit Committee received and reviewed the written disclosures and the letter from our independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with our independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence; and

  (4)
  based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2001 Annual Report on Form 10-K for filing with the SEC.

By: The Audit Committee of the Board of Directors

Nick DeMare, Chairman Robert Fidler

INDEPENDENT ACCOUNTANTS

Changes in Certifying Accountant

(a) Previous independent accountants

On November 2, 2001, we dismissed King Griffin & Adamson P.C. as our independent accountant.

The audit reports of King Griffin & Adamson P.C. on our consolidated financial statements as of and for the years ended October 31, 2000 and 1999, the two most recent fiscal years audited by King Griffin and Adamson P.C., did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that King Griffin and Adamson P.C.'s report on our financial statements for the fiscal year ended October 31, 2000 contained a modification as to the uncertainty of our ability to continue as a going concern.

Our Audit Committee participated in and approved the decision to change independent accountants.

In connection with the audits for the two years ended October 31, 2000, and through November 2, 2001, there were no disagreements with King Griffin & Adamson P.C. on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of King Griffin & Adamson P.C. would have caused them to make reference to them in their report on the financial statements for those years.

During the two fiscal years ended October, 31, 2000, and through November 2, 2001, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities and Exchange Act of 1934).

We requested that King Griffin & Adamson P.C. furnish a letter stating whether or not it agrees with the above statements. A copy of this letter dated November 5, 2001 is attached hereto as Appendix B and is incorporated herein by reference.

(b) New independent accountants

We engaged Arthur Andersen LLP as our new independent accountants as of November 2, 2001. During the two fiscal years ended October 31, 2000, and through November 2, 2001, we did not consult with Arthur Andersen LLP regarding the following:

  •
  the application of accounting principles to a specified transaction, either completed or proposed;

  •
  the type of audit opinion that might be rendered on our financial statements, and in no case was a written report provided to us nor was oral advice provided that we concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or

  •
  any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Audit Fees

For the year ended October 31, 2001, our current independent public accounts Arthur Andersen LLP, billed us an aggregate of $125,000, and King, Griffin & Adamson P.C., our former independent public accountants, billed us an aggregate of $38,069 for professional services rendered for the audit of our financial statements for such period and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during such period.

Financial Information Systems Design and Implementation Fees.

There were no financial information systems design and implementation services rendered for the year ended October 31, 2001.

All Other Fees

We were billed $20,979 for non-audit services (other than the non-audit services described above) rendered by King, Griffin & Adamson P.C. during the year ended October 31, 2001.

Stock Performance Graph

The following graph compares the percentage change in the cumulative total shareholder return on our Common Stock with the cumulative total return of the Nasdaq Stock Market (U.S.) Composite Index and the Nasdaq Stock Market Telecommunications Index (IXTC-O) for the five year period ended October 31, 2001. For purposes of the graph, it is assumed that the value of the investment in our Common Stock and each index was $100 on October 31, 1996 and that all dividends were reinvested.

The comparison in the graph below is based solely on historical data and is not intended to forecast the possible future performance of our Common Stock.

COMPARISON OF FIVE YEAR
CUMULATIVE TOTAL RETURN AMONG DIAL THRU INTERNATIONAL CORP.,
THE NASDAQ STOCK MARKET (U.S.) COMPOSITE INDEX AND THE NASDAQ STOCK MARKET

CUMULATIVE TOTAL RETURN	October 31, 1996	October 31, 1997	October 31, 1998	October 31, 1999	October 31, 2000	October 31, 2001
Dial Thru International Corporation	$100.0	$87.1	$16.1	$45.2	$79.0	$36.1
Nasdaq 100	$100.0	$135.6	$186.2	$350.7	$436.5	$181.5
Nasdaq Telecom	$100.0	$141.4	$191.2	$356.0	$299.6	$101.5

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on the review of the copies of such reports filed during the fiscal year ended October 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that the Form 5 Annual Statement of Beneficial Ownership of Securities Reports to have been filed by John Jenkins, Allen Sciarillo and Larry Vierra by December 15, 2001 were filed on February 13, 2002.

PROPOSAL TWO: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Our Board of Directors has approved Arthur Andersen LLP to serve as our independent auditors for the fiscal year ending October 31, 2002, and recommends ratification by the stockholders of such appointment. Such ratification requires the affirmative vote of the holders of a majority of our Common Stock entitled to vote on this matter and represented in person or by proxy at the Meeting. Abstentions on this proposal will have the same legal effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal. In the event the appointment is not ratified, our Board of Directors will consider the appointment of other independent auditors. Our Board of Directors may terminate the appointment of Arthur Andersen LLP as our independent auditors without the approval of our stockholders if our Board of Directors deems such termination necessary or appropriate.

A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative is expected to be available to respond to appropriate questions from stockholders.

PROPOSAL THREE: APPROVAL OF 2002 EQUITY INCENTIVE PLAN

At the Annual Meeting, we will ask our stockholders to approve the Dial Thru International Corporation 2002 Equity Incentive Plan (the "2002 Plan"). Our Board adopted the Plan on March 28, 2002. A summary description of the Plan is set forth below. This summary description is incomplete and we encourage you to read the full text of the Plan which is included in this proxy statement as Appendix C.

On January 14, 2000, the Board adopted the Dial Thru International Corporation Amended and Restated Stock Option Plan (the "Predecessor Plan"). As of March 22, 2002, options to purchase 2,024,500 shares of our common stock were outstanding under the Predecessor Plan. Following stockholder approval of the 2002 Plan, no further option grants will be made under the Predecessor Plan. However, any option grant outstanding under the Predecessor Plan as of the date our stockholders approve the 2002 Plan will remain exercisable by the recipient until it is either exercised by the recipient or it expires.

Summary Description of the 2002 Plan

        Purpose of the 2002 Plan.    The Plan allows us to grant to participants options to purchase shares of our common stock. The purpose of the 2002 Plan is to enable us to offer participants an opportunity to acquire an equity interest in us. We believe that this will improve our ability to attract, retain and reward employees, directors and other persons providing services to us. It will also strengthen the mutuality of interests between plan participants and our stockholders by providing those participants with a proprietary interest in pursuing our long-term growth and financial success.

        Shares Subject to the 2002 Plan.    Subject to adjustments to reflect certain corporate events that are described below, we may grant awards with respect to a maximum number of 2,000,000 shares of our common stock under the 2002 Plan. If any previously granted option expires or otherwise terminates, in whole or in part, without having been exercised in full, the stock not issued under such option will revert to and again become available for issuance under the 2002 Plan. We will issue the shares of common stock to be issued under the 2002 Plan directly from our authorized but unissued shares of common stock. The number of shares issuable pursuant to the 2002 Plan, and the exercise price of such options, is subject to proportional adjustment to reflect stock splits, stock dividends, mergers, consolidations, and similar events.

        Eligibility for Participation.    Generally, all employees, directors, and other persons providing bona fide services to us are eligible to receive grants of options under the 2002 Plan. We have not determined the number of persons who will be eligible to receive stock option grants under the 2002 Plan at this time. In addition, we have not determined the number of persons who will receive stock option grants under the 2002 Plan.

        Administration of the 2002 Plan.    The 2002 Plan shall be administered by the Board or by a committee of the Board. Under the terms of the 2002 Plan, the Board shall determine the persons who are to receive stock option grants, the number of shares subject to each such grant, and the terms and conditions of such grants. The Board has the authority to interpret the 2002 Plan and to adopt rules and procedures relating to the administration of the 2002 Plan.

        Options.    Options granted under the 2002 Plan may be either incentive stock options, or ISOs, or nonqualified stock options, or NQSOs. All of the options that were granted under the Predecessor Plan were NQSOs.

We will determine the terms and conditions of each option at the time of grant and include them in a written agreement between the individual and us. The terms of each option will set forth:

  •
  the per share exercise price of the option;

  •
  the termination date of the option, which will not be later than ten years after the date of grant; and

  •
  the effect on the option of the termination of the participant's employment or service (in the case of a non-employee director or independent contractor).

Each option will also contain other terms and conditions that we may establish. Options are not transferable during the individual's lifetime.

To the extent an option is intended to qualify as an ISO, the option is required to have terms and conditions consistent with the requirements for that treatment under the Internal Revenue Code. ISOs are subject to the following special restrictions under the Internal Revenue Code:

  •
  ISOs may only be granted to our employees;

  •
  the exercise price for an ISO must be at least equal to 100%, or 110% in the case of stockholders holding more than 10% of the total combined voting power of all classes of our stock, of the fair market value of our common stock, determined on the date of grant; and

  •
  the aggregate fair market value of the shares of common stock issuable upon exercise of all ISOs granted to a participant, determined at the time each ISO is granted, that become exercisable for the first time during a calendar year cannot exceed $100,000.

        Modification of options.    We have the authority to modify any outstanding option as we consider appropriate, including the authority to accelerate the right to exercise any option, and extend or renew any option. However, we may not modify any option in a manner adverse to the participant holding that option without that participant's consent.

        Adjustments.    In connection with certain types of corporate events like stock splits, stock dividends, recapitalizations, reorganizations, mergers, consolidations and spinoffs, we may make appropriate and equitable adjustments to:

  •
  the aggregate number and kind of shares for which we can grant options under the 2002 Plan;

  •
  the number and kind of shares covered by outstanding options; and

  •
  the per share exercise price of outstanding options.

        Tax matters.    We are obligated to withhold from the compensation of the participants amounts necessary to satisfy the tax withholding obligations arising from the 2002 Plan. If we intend any option to qualify as qualified performance-based compensation, as defined in the regulations promulgated under section 162(m) of the Internal Revenue Code, we intend to grant the option in a manner and subject to terms and conditions required for the option to so qualify.

        Compliance with securities laws.    We are not obligated to issue any common stock under the 2002 Plan if we determine that the issuance would violate applicable state or federal securities laws. We intend to file a registration statement on Form S-8 with the SEC to register the issuance of shares under the 2002 Plan promptly following the approval of the 2002 Plan by our stockholders.

        Termination or amendment of the 2002 Plan.    Our Board may terminate the 2002 Plan at any time. Termination of the 2002 Plan will not affect the rights of any participant with respect to any option outstanding as of the time of the termination. Our Board may also amend the 2002 Plan at any time. However, no amendment may adversely affect the rights of any participant with respect to any outstanding option without that participants consent.

Federal income tax consequences of the 2002 Plan

The following general discussion of the principal federal income tax consequences of participation in the 2002 Plan is based on the statutes and regulations existing as of the date of this proxy statement. In addition, participation in the 2002 Plan may have state and local tax consequences. We encourage participants to consult their own advisors with respect to the tax and other consequences of their participation in the 2002 Plan.

        Incentive stock options.    A participant will not recognize taxable income upon the grant or the exercise of an ISO, and we are not entitled to an income tax deduction as the result of the grant or exercise of an ISO. Any gain or loss resulting from the subsequent sale of shares of common stock purchased upon exercise of an ISO will be long-term capital gain or loss if the sale is made after the later of:

  •
  two years from the date of grant of the ISO; or

  •
  one year from the date of exercise of the ISO.

If a participant sells common stock acquired upon the exercise of an ISO prior to the expiration of both of these periods, the sale will be a disqualifying disposition under the federal tax laws. The participant will generally recognize ordinary income in the year of the disqualifying disposition in an amount equal to the difference between the exercise price of the ISO and the fair market value of the shares of our common stock on the date of exercise of the ISO. However, the amount of ordinary income recognized by the participant generally will not exceed the difference between the amount realized on the sale and the exercise price. We will be entitled to an income tax deduction equal to the amount taxable to the participant. Any additional gain recognized by the participant upon the disqualifying disposition will be taxable as long-term capital gain if the shares of common stock have been held for more than one year before the disqualifying disposition or short-term capital gain if the shares of common stock have been held for less than one year before the disqualifying disposition.

The amount by which the fair market value, determined on the date of exercise, of the shares of common stock purchased upon exercise of an ISO exceeds the exercise price will constitute an adjustment to the participant's income for purposes of the alternative minimum tax in the year that the ISO is exercised.

        Nonqualified stock options.    As with an ISO, a participant will not recognize taxable income on the grant of an NQSO, and we are not entitled to an income tax deduction as the result of the grant of an NQSO. Unlike an ISO, however, upon the exercise of an NQSO, the participant generally will recognize ordinary income, and we will be entitled to an income tax deduction, in the amount by which the fair market value of the shares of common stock purchased upon exercise, determined as of the date of exercise, exceeds the exercise price. This income is part of the participant's wages for which we are required to withhold federal and state income as well as employment taxes.

Upon the sale of shares of common stock acquired upon the exercise of an NQSO, the participant will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon the sale and the fair market value of the shares on the date of exercise. If the participant has held the shares for more than one year at the time of the sale, the capital gain or loss will be long-term, otherwise the capital gain will be short-term.

        Acceleration of stock options upon a change in control.    The 2002 Plan will permit acceleration of exercisability upon a change in control. The acceleration of exercisability may be a parachute payment for federal income tax purposes. If the present value of all of a participant's parachute payments equals or exceeds three times the participant's average compensation for the past five years, the participant will owe a 20% excise tax on the amount of the parachute payment that is in excess of the greater of:

  •
  the average compensation of the participant for the past five years (or period of employment, if less); or

  •
  an amount which the participant establishes as reasonable compensation.

In addition, we will not be allowed to deduct any such excess parachute payments.

        Capital gains and ordinary income tax.    Long term capital gains are currently taxed at a maximum federal rate of 20%. However, long term capital gains with respect to stock with a holding period of more than five years may qualify to be taxed at a maximum federal rate of 18% if the stock was acquired no earlier than January 1, 2001. Short term capital gains and ordinary income are taxed at marginal federal rates of up to 38.6%.

Applicability of ERISA

The 2002 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 and it is not a tax-qualified retirement plan under Section 401(a) of the Internal Revenue Code.

Options to be received by or allocated to directors and executive officers

We cannot determine at this time either the number of options that we will allocate to our directors and executive officers participating in the 2002 Plan and to other participants in the future or the number of options that these persons will actually receive in the future because the amount and value of options that we will grant to any participant are within our discretion, subject to the limitations described above.

Required Vote of Shareholders

The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required to approve amendment of the 2002 Plan.

Recommendation of our board of directors

OUR BOARD BELIEVES THAT APPROVAL OF THE 2002 PLAN IS IN THE BEST INTERESTS OF OUR STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL. YOUR PROXIES WILL BE VOTED FOR THIS PROPOSAL UNLESS YOU SPECIFICALLY INDICATE OTHERWISE.

STOCKHOLDER PROPOSALS

Any stockholder who wishes to submit a proposal for inclusion in our proxy materials and for presentation at our 2003 Annual Meeting of Stockholders must forward such proposal to our Secretary at the address indicated on the first page of this proxy statement, in the form required by the rules and regulations promulgated by the SEC, so that the Secretary receives it no later than December 6, 2002.

Advance Notice Requirements

Our bylaws require that stockholder proposals and director nominations by stockholders be made in compliance with certain advance notice requirements set forth in our bylaws. For business to be properly brought before an annual meeting by a stockholder, the stockholder must deliver a written notice to our Secretary no later than 90 days prior to the date of the scheduled meeting; however, if less than 100 days' notice or prior public disclosure of the date of the scheduled meeting is given, notice by the stockholder must be given no later than the close of business on the tenth day following our public disclosure or mailing of a notice setting forth the date of the annual meeting. A stockholder's notice to the Secretary with regard to an annual meeting shall be in the form required by our bylaws.

The Chairman of the meeting may refuse to bring any business before the meeting that is not properly brought before the meeting in accordance with our bylaws. Copies of our bylaws are available upon written request to our Secretary. The advance notice requirements for our annual meetings do not supersede the requirements or conditions established by the Securities and Exchange Commission for stockholder proposals to be included in our proxy materials for a meeting of stockholders.

OTHER MATTERS

Our Board of Directors is not aware of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

By Order of the Board of Directors

/s/ ALLEN SCIARILLO Allen Sciarillo Secretary

APPENDIX A

DIAL THRU INTERNATIONAL CORPORATION
AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the National Association of Security Dealers, Inc. and The Nasdaq Stock Market, Inc. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1.
Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2.
Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3.
Review any analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4.
Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.

5.
Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6.
Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

7.
Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

8.
Approve the fees to be paid to the independent auditor.

9.
Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

10.
Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11.
Review the appointment and replacement of the senior internal auditing executive.

12.
Review the significant reports to management prepared by the internal auditing department and management's responses.

13.
Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

14.
Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

15.
Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements.

16.
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

17.
Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

(a)
Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

(b)
Any changes required in the planned scope of the internal audit.

(c)
The internal audit department responsibilities, budget and staffing.

18.
Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

19.
Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

20.
Review with the Company's General Counsel (or in the absence of a General Counsel, the Company's outside legal counsel) legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

21.
Meet at least annually with the chief financial officer, the senior internal auditing executive (if different than the Chief Financial Officer) and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor; nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor.

APPENDIX B

LETTER FROM KING GRIFFIN & ADAMSON P.C. DATED NOVEMBER 5, 2001

November 5, 2001

Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

RE:    DIAL-THRU INTERNATIONAL CORPORATION

We have read the statements that we understand Dial-Thru International Corporation will include under Item 4 of the Form 8-K report it will file regarding the recent change in auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

              Very truly yours,

              /s/ KING GRIFFIN & ADAMSON P.C.

              KING GRIFFIN & ADAMSON P.C.

 APPENDIX C

2002 EQUITY INCENTIVE PLAN OF DIAL THRU INTERNATIONAL CORPORATION

        Section 1.    Description of this Plan.    This is the 2002 Equity Incentive Plan, dated as of March 28, 2002 (this "Plan"), of Dial Thru International Corporation, a Delaware corporation (the "Company"). Under this Plan, directors and employees of, and advisors and consultants to, the Company or any of its subsidiaries, to be selected as set forth below, may be granted options ("Options") to purchase shares of the voting common stock of the Company ("Common Stock"). For purposes of this Plan, the term "subsidiary" shall have the same meaning as "subsidiary corporation" as such term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), where the Company is the "employer corporation." It is intended that the Options granted under this Plan will either qualify for treatment as incentive stock options under Section 422 of the Code and be designated "Incentive Stock Options" or not qualify for such treatment and be designated "Nonqualified Stock Options."

        Section 2.    Purpose of this Plan.    The purpose of this Plan is to further the growth, development and financial success of the Company by providing incentives to certain key persons by assisting them in acquiring shares of Common Stock so that they may benefit directly from the Company's growth, development and financial success.

        Section 3.    Eligibility.    The persons who are eligible to receive grants of Options under this Plan shall be the directors and employees of, and advisors and consultants to, the Company or any of its subsidiaries. A person who holds an Option under this Plan shall be referred to herein as a "Participant" or an "Optionee."

        Section 4.    Administration.    This Plan shall be administered by the Board of Directors of the Company (the "Board"); provided, however, that the Board may, in its discretion, delegate the administration of this Plan at any time to a committee of the Board, in which event, all references to the "Board" in this Plan shall be deemed to be references to such committee. The Board shall grant Options under this Plan and, without limiting the generality of the foregoing and subject to the terms of this Plan, shall (i) select the Participants in this Plan, (ii) specify the number of shares of Common Stock with respect to which Options are granted, (iii) specify the terms and conditions of Options granted under this Plan, which terms and conditions need not be identical as to the various Options granted; (iv) determine whether Options are to be Incentive Stock Options or Nonqualified Stock Options; (v) interpret this Plan; (vi) prescribe, amend and rescind rules relating to this Plan; (vii) determine the rights and obligations of Participants under this Plan; and (viii) authorize the amendment of the terms of any outstanding Options. The interpretation and construction by the Board of any provision of this Plan or of any Option granted under this Plan shall be final. No member of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted under this Plan.

        Section 5.    Shares Subject to this Plan.    The number of shares of Common Stock which may be purchased pursuant to the exercise of Options or Stock Purchase Rights granted under this Plan shall not exceed 2,000,000 shares, subject to adjustment as provided in Sections 11 and 12 hereof. Upon the expiration or termination for any reason of an outstanding Option which shall not have been exercised in full, or in the event that any shares of Common Stock acquired pursuant to this Plan are reacquired by the Company, any shares of Common Stock then remaining unissued which shall have been reserved for issuance upon such exercise or the shares reacquired, as the case may be, shall again become available for the granting of additional Options under this Plan. Subject to adjustment as provided in Sections 11 and 12 hereof, the maximum number of shares of Common Stock which may be issuable pursuant to Options granted to any Participant is 500,000 shares.

        Section 6.    Exercise Rights.    Each Option granted to employees other than officers of the Company under this Plan shall vest (i.e. be exercisable) at the rate of at least 20% per year over five

(5) years from the date the Option is granted, subject to reasonable conditions such as continued employment. Unless employment is terminated for cause as defined by applicable law, the terms of the Option or a contract of employment, to the extent that the Optionee is entitled to exercise the Option on the date employment terminates, the Optionee shall be entitled to exercise the Option for: (i) at least six (6) months from the date of termination if termination was caused by death or disability; or (ii) at least 30 days from the date of termination if termination was caused by other than death or disability.

        Section 7.    Options.    Each Option granted under this Plan shall be evidenced by a written stock option agreement (an "Option Agreement") executed by the Company and accepted by the Optionee, which shall (i) specify the number of shares of Common Stock which may be purchased pursuant thereto, the exercise price therefor, and the installments, if any, in which the Option may be exercised, (ii) indicate whether such Option is to be an Incentive Stock Option or a Nonqualified Stock Option and, if an Incentive Stock Option, contain terms and conditions permitting such Option to qualify for treatment as an incentive stock option under Section 422 of the Code, and (iii) contain such other terms and conditions not inconsistent with this Plan as the Board deems necessary or desirable to include therein. The exercise price of any Option granted under this Plan shall not be less than 85% of the fair value of the Common Stock on the date such Option is granted, and the exercise price of any Option granted under this Plan to any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall be 110% of such fair value.

        Section 8.    Issuance of Common Stock.    The Company's obligation to issue shares of Common Stock upon exercise of an Option is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the Participant (or his or her legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable.

        Section 9.    Nontransferability.    Unless provided to the contrary in any Option Agreement, no Option shall be assignable or transferable, except by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Option is to be passed to one or more beneficiaries of the Participant upon the death of the Participant. During the lifetime of a Participant, an Option shall be exercisable only by such Participant. After the death of any Participant, an Option may be exercised prior to its termination only by such Participant's legal representative, legatee or a person who acquired the right to exercise such Option by reason of the death of the Participant.

        Section 10.    Repurchase Right Upon Termination of Employment.    To the extent that an Option Agreement with an employee provides that, upon the termination of such employee's employment with the Company (including termination upon death or disability, as well as resignation and termination by the Company with or without cause), the Company shall have the right to repurchase any or all of the Common Stock acquired by a Participant pursuant thereto, such provision shall comply with Sections 260.140.41(k) and 260.140.42(h) of Title 10 of the California Code of Regulations.

        Section 11.    Stock Splits, Stock Dividends, Recapitalizations and Reorganizations.    If the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for different securities through a stock split, stock dividend, recapitalization, reorganization or similar capital adjustment (other than in connection with a merger or consolidation described in Section 12), appropriate adjustments shall be made in (i) the aggregate number of shares of Common Stock covered by this Plan and/or the kind of shares subject to this Plan, (ii) the number and kind of shares of capital stock which may be purchased pursuant to the exercise of outstanding Options granted under this Plan, and

(iii) the exercise price of outstanding Options granted under this Plan. Such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

        Section 12.    Certain Corporate Transactions.    Except as otherwise provided in an Option Agreement, in the event of any Corporate Transaction (as such term is defined below), unless each outstanding Option is expressly assumed, or an equivalent option is substituted, by the corporation surviving such Corporate Transaction or by a parent or subsidiary of such surviving corporation, each outstanding Option will (i) become exercisable in full immediately prior to the consummation of such Corporate Transaction and (ii) terminate upon the consummation of such Corporate Transaction to the extent not exercised prior thereto. As used in this Section 12, "Corporate Transaction" means any of the following stockholder approved transactions to which the Company is a party: (i) a merger or consolidation in which the Company is not the surviving entity; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; (iii) any merger in which the Company is the surviving entity but in which the shares of the Company's capital stock outstanding immediately prior to such transaction are converted into the right to receive cash, debt securities and/or equity securities of another corporation or (iv) the sale by the holders of more than 90% of the outstanding shares of the Company's capital stock in a single transaction or a series of related transactions. The Company shall provide written notice to each holder of any Option at least ten days prior to the consummation of any Corporate Transaction, which notice shall state whether or not the outstanding Options will be expressly assumed, or equivalent options will be substituted for the outstanding Options, by the corporation surviving such Corporate Transaction or by a parent or subsidiary of such surviving corporation, and if such is not the case, stating that each outstanding Option will become exercisable in full immediately prior to the consummation of such Corporate Transaction and will terminate upon the consummation of such Corporate Transaction to the extent not exercised prior thereto. The holder of any Option which will terminate upon the consummation of any Corporate Transaction shall have the right to make such holder's election to exercise such Option immediately prior to the consummation of such Corporate Transaction contingent upon the successful consummation of such Corporate Transaction, such that if such Corporate Transaction is not consummated, such Option shall not be deemed exercised.

        Section 13.    Dissolution or Liquidation.    In the event of any dissolution or liquidation of the Company, each outstanding Option shall terminate immediately prior to the consummation of such dissolution or liquidation or at such other time and subject to such other conditions as shall be determined by the Board; provided, however, that the Company shall provide written notice to each holder of any Option which shall be so terminated at least ten days prior to such termination.

        Section 14.    Rights as a Stockholder.    A Participant shall have no rights as a stockholder with respect to any shares covered by any Option until the date of the issuance of a stock certificate to such Participant for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Sections 11 and 12.

        Section 15.    Financial Information.    A Participant shall have the right to receive financial statements at least annually. The financial statements issued to Plan Participants need not be audited nor must the financial statements be prepared in accordance with generally accepted accounting principles.

        Section 16.    Not an Employment Agreement.    Nothing contained in this Plan or in any Option Agreement shall confer on any Participant any right to remain in the employ of the Company or one of its subsidiaries or shall limit the ability of the Company or any of its subsidiaries to terminate, with or without cause, in its sole discretion, the employment of any Participant.

        Section 17.    Withholding of Taxes.    The Company or any applicable subsidiary may deduct and withhold from the wages, salary, bonus and other income paid by the Company or such subsidiary to the Participant the requisite tax upon the amount of taxable income, if any, recognized by the Participant in connection with the exercise of any Option, or the sale of Common Stock issued upon the exercise of any Option, as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company's or such subsidiary's concurrent or next payment of wages, salary, bonus or other income to the Participant or by payment to the Company or such subsidiary by the Participant of the required withholding tax, as the Board may determine.

        Section 18.    Arbitration.    Any dispute or controversy concerning this Plan or any Option granted under this Plan, or otherwise with respect to the rights of any Participant under any Option, Option Agreement or this Plan, including, without limitation, a dispute pertaining to the validity of this Section 18, shall be resolved through binding arbitration before a single arbitrator in Los Angeles County, California in accordance with the Commercial Rules of Arbitration of the American Arbitration Association then in effect. The award of the arbitrator may be enforced in any court of competent jurisdiction. Each party shall bear such party's own legal fees and other costs of such arbitration proceedings, and the parties shall each pay one-half of the costs of the arbitrator and of the American Arbitration Association. The arbitrator shall have no authority to require either party to pay the attorneys' fees or costs of the other party as part of the arbitration award.

        Section 19.    Amendment of Plan.    The Board may make such amendments to this Plan and, with the consent of each Participant affected, make such changes in the terms and conditions of granted Options as it shall deem advisable.

        Section 20.    Termination of this Plan.    No Option may be granted hereunder on or after the tenth anniversary of the effective date of this Plan. This Plan shall terminate when all shares of Common Stock which may be issued hereunder have been so issued. In addition, the Board may in its absolute discretion terminate this Plan at any time. No such termination, other than as provided for herein, shall in any way affect any Option then outstanding.

        Section 21.    Effective Date of this Plan.    The effective date of this Plan is March 28, 2002, the date the Plan was adopted by the Board. This Plan shall be approved by the stockholders of the Company within 12 months of the effective date of this Plan.

DIAL THRU INTERNATIONAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
MAY 6, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby constitutes and appoints Allen Sciarillo and John Jenkins, or either of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of Dial Thru International Corporation (the "Company"), that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 6, 2002 (the "Meeting") and at any adjournments thereof.

1.	Election of Directors:	/ /	FOR ALL nominees named below (except as marked to the contrary)	/ /	WITHHOLD AUTHORITY to vote for all nominees named below

John Jenkins, Nick DeMare, Robert M. Fidler, Lawrence Vierra, Allen Sciarillo

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line below.)

2.    To ratify the selection of Arthur Andersen LLP to serve as independent public accountants for the Company for the 2002 fiscal year.

/ /	FOR	/ /	AGAINST	/ /	ABSTAIN

3.    To approve the Dial Thru International Corporation 2002 Equity Incentive Plan.

/ /	FOR	/ /	AGAINST	/ /	ABSTAIN

In their discretion, to vote upon such other business as may properly come before the meeting or any adjournments thereof.

        (Continued and to be signed on Reverse Side)

        (Continued from Other Side)

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR EACH OTHER PROPOSAL SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

All proxies to vote at the Meeting or any adjournment thereof previously given by the undersigned are hereby revoked.

[INSERT MAILING LABEL]

Signature of Shareholder	Dated

Signature (if jointly owned) Please sign exactly as the name appears on the certificate or certificates representing shares to be voted by the proxy. When signing as executor, administrator, attorney trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 6, 2002
PROXY STATEMENT
SOLICITATION AND REVOCATION OF PROXIES
VOTING SECURITIES AND QUORUM
PROPOSAL ONE: ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE MATTERS
AUDIT COMMITTEE REPORT
INDEPENDENT ACCOUNTANTS
COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG DIAL THRU INTERNATIONAL CORP., THE NASDAQ STOCK MARKET (U.S.) COMPOSITE INDEX AND THE NASDAQ STOCK MARKET
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
PROPOSAL TWO: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
PROPOSAL THREE: APPROVAL OF 2002 EQUITY INCENTIVE PLAN
STOCKHOLDER PROPOSALS
OTHER MATTERS
APPENDIX A
AUDIT COMMITTEE CHARTER
APPENDIX B
LETTER FROM KING GRIFFIN & ADAMSON P.C. DATED NOVEMBER 5, 2001
APPENDIX C
2002 EQUITY INCENTIVE PLAN